                                                                   EXHIBIT 10.12

                                 PHASECOM, INC.
                        AMENDMENT TO REGISTRATION RIGHTS
                              AND LOCK-UP AGREEMENT

         THIS AMENDMENT TO REGISTRATION RIGHTS AND LOCK-UP AGREEMENT made as of this 13th day of August, 1999 by and among PHASECOM INVESTOR GROUP LIMITED PARTNERSHIP, a Delaware limited partnership ("PhaseCom LP"), PHASECOM, INC., a Delaware Corporation ("PhaseCom Del."), GALRAN PROPERTIES (1993) LTD. ("Galran"), EICHOT CAPITAL MARKETS AND INVESTMENTS (1993) LTD. ("Eichot"), TOM HOLDINGS AND PROPERTIES (1993) LTD. ("Tom"), Y. ATAI INVESTMENTS LTD. ("Atai"), ADC TELECOMMUNICATIONS, INC., a Minnesota Corporation ("ADC") and the additional holders of PhaseCom Del's Series A Convertible Preferred Stock identified on the signature page to this Agreement (collectively, the "Additional Series A Stockholders").

                               W I T N E S S E T H :

         WHEREAS, PhaseCom LP, PhaseCom Del., Galran, Eichot, Tom and Atai are parties to that Registration Rights and Lock-Up Agreement dated as of April 21, 1996 (the "Registration Rights Agreement"); and

         WHEREAS, in connection with the acquisition of shares in PhaseCom Del by ADC, the parties hereto desire to amend the Registration Rights Agreement as set forth herein and to add ADC and the Additional Series A Stockholders as a party thereto.

         NOW, THEREFORE, for and in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, the parties hereto agree as follows:

         1. DEFINITIONS. Except as otherwise expressly provided herein, the definitions set forth in Article 1 of the Registration Rights Agreement shall have the same meaning in this Agreement as if fully set forth herein.

         2. ADDITIONAL PARTIES TO AGREEMENT. Effective upon the Closing (as defined in the Series C Preferred Stock Purchase Agreement, dated as of even date herewith, by and between PhaseCom Del and ADC), ADC and each Additional Series A Stockholder shall be deemed a "Holder" and an "Initial Holder" for all purposes under the Registration Rights Agreement, as amended by this Amendment and shall, for all purposes under said Registration Rights Agreement be deemed a party thereto.

         3.        AMENDMENT TO ARTICLE 2, M.Sections 2 m (i), 2 m (ii) and 2 m
(iii) of the Registration Rights Agreement, entitled "Standoff Agreement," shall be deleted and in their place, the following new Articles 2 m (i) and 2 m (ii), shall be inserted:

                   m.   (i)   In connection with the Offering, each of the
Holders agrees to have placed on his, her or its certificate(s) representing his, her or its PhaseCom Del share interests, in addition to any other applicable securities legends, a legend stating that the shares represented by that certificate may not be transferred by any means whatsoever, without the agreement of PhaseCom Del for a period commencing as of the commencement of the Offering and ending on the one hundred eightieth (180th) day following the commencement of the Offering. Each Holder agrees to be bound by the legend restrictions set forth above.

                        (ii)   Until the lock-up period expires, the
standoff holder agrees unless released in writing by PhaseCom Del and the underwriters managing the Offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the Offering). PhaseCom Del, as applicable, may impose stop transfer instructions with respect to the shares subject to the foregoing restrictions, until the end of the lock-up period.

         4. FULL FORCE AND EFFECT. The parties hereto hereby modify and amend the Registration Rights Agreement in accordance with the provisions of this Amendment and except as hereby and herein modified and amended, the Registration Rights Agreement shall remain in full force and effect and binding upon the parties.

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

PHASECOM INVESTOR GROUP
LIMITED PARTNERSHIP

By:      /s/ Davidi Gilo
         -----------------------------------------
         Davidi Gilo, President
         Harmony Management, Inc., General Partner

PHASECOM, INC.
a Delaware Corporation
20400 Stevens Creek Blvd.
8th Floor
Cupertino, CA 95014

By:       /s/ Davidi Gilo
         -----------------------------------------
         Davidi Gilo, Chief Executive Officer

GALRAN PROPERTIES (1993) LTD.

/s/ Boaz Adini
--------------------------------------------------

BOAZ ADINI
--------------------------------------------------
         (print name)

EICHOT CAPITAL MARKETS AND
INVESTMENTS (1993) LTD.

/s/ Zvi Biran   and   /s/ Boaz Adini
--------------------------------------------------

 ZVI BIRAN and BOAZ ADINI
--------------------------------------------------
(print name)

TOM HOLDINGS AND PROPERTIES (1993) LTD.

/s/ Zvi Biran
--------------------------------------------------

ZVI BIRAN
--------------------------------------------------
(print name)

Y. ATAI INVESTMENTS (1993) LTD.

/s/ Yehuda Atai
--------------------------------------------------

YEHUDA ATAI
--------------------------------------------------
(print name)

ADC TELECOMMUNICATIONS, INC.
a Minnesota Corporation
P.O. Box 1101
Minneapolis, MINN 55440

By: /s/ Jeffrey D. Pflaum
   -----------------------------------------------

JEFFREY D. PFLAUM, VICE-PRESIDENT
--------------------------------------------------
         (print name & title)

PHASECOM INVESTOR GROUP
LIMITED PARTNERSHIP NO. 2

By: /s/ Davidi Gilo
--------------------------------------------------
        Davidi Gilo, President
        Harmony Management, Inc., General Partner

DAVIDI and SHAMAYA GILO TRUST U/T/D

1/18/91

By: /s/ Davidi Gilo
   -----------------------------------------------
        Davidi Gilo, Trustee

PEZZOLA-FOSTER TRUST U/T/D
4/3/87

By: /s/ Stephen Pezzola
   -----------------------------------------------
        Stephen P. Pezzola, Trustee

JOSEPH GORODNICK

/s/ Joseph Gorodnick
--------------------------------------------------

ITHZAK and ESTHER HOFFI

/s/ Ithzak Hoffi
--------------------------------------------------

/s/ Esther Hoffi
--------------------------------------------------

CHIM-NIR LTD

By: /s/ Arie Etzioni and /s/ Ilan Sela
   -----------------------------------------------

ARIE ETZIONI and ILAN SELA
--------------------------------------------------
         (print name & title)

HAREL-INSURANCE INVESTMENTS LTD.

By: /s/ Moti Rosen and /s/ Y. Rothschild
   -----------------------------------------------

MOTI ROSEN and Y. ROTHSCHILD
--------------------------------------------------
         (print name & title)

AL-BEN LTD.

By: /s/ Josepf L. Paluch
   -----------------------------------------------

JOSEPF L. PALUCH, General Manager
--------------------------------------------------
         (print name & title)

ILAN SELAH

/s/ Ilan Selah
--------------------------------------------------

ARYEH and YUVAL EZYONI

/s/ Aryeh Ezyoni
--------------------------------------------------

/s/ Yuval Ezyoni
--------------------------------------------------

MORDECHAI GAZIT

/s/ Mordechai Gazit
--------------------------------------------------

SHAUL BERGER

--------------------------------------------------

REUVEN and NAOMI ASHKENAZY

/s/ Reuven Ashkenaz
--------------------------------------------------

--------------------------------------------------

AVRAHAM FISCHER

/s/ Avraham Fischer
--------------------------------------------------

MIRI LENT

--------------------------------------------------

I. FISCHER & CO as Trustee U/A dtd 11/10/97
FBO: The parties identified on Schedule A hereto

By: /s/ I. Fischer & Co. Trustees Ltd.

--------------------------------------------------
         (print name & title)

VICTOR HALPERT

--------------------------------------------------

YOTAM FINANCING TECHNOLOGICAL
VENTURES LTD.

By: /s/ Arie Hinkis
--------------------------------------------------

ARIE HINKIS, CEO
--------------------------------------------------
         (print name & title)

SCHLOMO RACHIV

--------------------------------------------------
         (signature)

                                   SCHEDULE A

I. Fischer & Co. as Trsutee U/A dtd 11/10/97

FBO: Y. Atai Investments Ltd.
FBO: Galran Properties (1993) Ltd.
FBO: Tom Holdings and Properties (1993) Ltd.
FBO: Eichut Capital Markets and Investments (1993) Ltd.
FBO: Arie Zimmerman
FBO: Itzhak and Esther Hoffi
FBO: Chim-Nir Ltd.
FBO: MMD Technology Israel Ltd.
FBO: Reger Investment Company Ltd.
FBO: Cham Foods (Israel) Ltd.
FBO: Harel Hamishmar Investments Ltd.
FBO: Reuven and Naomi Ashkenazy
FBO: Al-Ben Ltd.
FBO: Miri Lent
FBO: Ilan Selan
FBO: Yotam Financing and Technology Ventures Ltd.
FBO: Hananyah and Tamar Amishav
FBO: Phelix Lachman
FBO: Mordechai Gazit
FBO: Michael Barzily, or Successor, as Trustee on behalf of Meir Leiberman
FBO: Michael Barzily, or Successor, as Trustee on behalf of Dudi Gidron
FBO: Michael Barzily, or Successor, as Trustee on behalf of Menashe Shachar